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                                                                  EXHIBIT 10-57

1995 Shareholder Value Improvement Plan - A



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                                                             TARGET LEVELS
                     MEASURE                WEIGHT      1            2            3
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


                                                    Positive &  Positive &
                                                     Top 10%    Within To       Below
         TOTAL SHAREHOLDER RETURN (TSR)*    40%       of 48      10%-50%     Median but
                                                      DJEU      Prorated     at least 10%

         CUSTOMER VALUE MEASURES**

           CUSTOMER SATISFACTION            20%       91%          90%          89%

           SAFETY
             LWDC                            5%        7            8           10
             RECORDABLES***                  5%       220          240          260

           O&M AND CAPITAL                  10%       -4%          -2%           0

           PRODUCTION COST                  20%     $21.24       $21.69       $22.13
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                PERFORMANCE FUND                     20%          15%           10%
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Conditions for Awards:

 *There is no award if the total return is negative   ***LWDC must be at least Level 3
**TSR must be positive or above the median of DJEU.
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Approved:

_______________________________________________________________
Wendell W. Anderson, Jr., Chairman             Date
Organization and Compensation Committee